EXHIBIT 32

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of eGene, Inc. (the "Company") on Form 10-QSB Annual Report for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, we, Udo Henseler, Chairman of the Board and Chief Executive Officer and Jeffrey Williams, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.    The Annual Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 30, 2004         By:    /s/ Udo Henseler
                              Udo Henseler
                              Chairman of the Board, Chief Executive
                              Officer

Dated: March 30, 2004         By:    /s/ Jeffrey Williams
                              Jeffrey Williams
                              Chief Financial Officer